THIS SENIOR SECURED PROMISSORY NOTE (THIS “NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THIS NOTE MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THIS NOTE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A CUSTOMARY FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.

THIS NOTE IS ISSUED PURSUANT TO THAT FINANCING AND SECURITY AGREEMENT DATED AS OF JULY 10, 2012 (THE “FINANCING AGREEMENT”) BY AND BETWEEN AD-VANTAGE NETWORKS, INC., A DELAWARE CORPORATION (THE “COMPANY”), AND THE INITIAL HOLDER HEREOF (AS DEFINED BELOW).   ANY PURCHASER OR HOLDER OF THIS NOTE OR ANY INTEREST HEREIN SHOULD CONFIRM WITH THE COMPANY THE OUTSTANDING AMOUNT DUE UNDER THIS NOTE PRIOR TO COMPLETING ANY PURCHASE OF THE SECURITIES OR INDEBTEDNESS EVIDENCED BY THIS NOTE, THIS NOTE OR ANY INTEREST THEREIN OR HEREIN.

AD-VANTAGE NETWORKS, INC.

ISSUER

SENIOR SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, Ad-Vantage Networks, Inc., a Delaware corporation (“Company”), promises to pay to the order of JMG Exploration, Inc., a Nevada corporation, or its registered assigns (“Holder”), the principal sum of One Million Four Hundred Thousand Dollars (US$1,400,000) on the Maturity Date (as defined below).

This Senior Secured Note (this “Note”) is issued by Company to Holder pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”).  Company represents and warrants to Holder that this Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of Company and will not impose personal liability upon Holder.

1.

Financing Agreement; Defined Terms.

(a)

Financing Agreement.  This Note is being issued pursuant to the terms and subject to the conditions of that certain Financing and Security Agreement, dated as of the date hereof (the “Financing Agreement”), pursuant to which Company agreed to issue this Note to Holder.

(b)

Defined Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Financing Agreement.

2.

Principal and Interest.   The entire principal amount of this Note shall be due and payable on the Due Date, together with accrued and unpaid interest on the unpaid principal amount of this Note, with the interest calculated as set forth in the Financing Agreement.

3.

Place of Payment.  All amounts payable hereunder shall be payable at the address designated by Holder.

4.

Prepayment.  Company shall have the right to prepay this Note in whole or in part, at any time, in accordance with the terms and subject to the conditions, of the Financing Agreement.

5.

Representations and Warranties.  Company hereby represents and warrants to Holder as follows:

(a)

Due Organization.  Company is duly organized and validly existing under the jurisdiction of its organization or formation and has the power and authority to own its assets and to conduct the business that it conducts; Company is in good standing under the laws of the jurisdiction of its organization or formation and is duly qualified to do business in all jurisdictions in which the nature of its activities requires such qualification.

(b)

Power and Authority; Binding Agreements.  Company has the full right, power and authority to make, execute, deliver and perform its obligations under this Note and the consummation of the transactions contemplated by this Note have been duly authorized by all necessary action on its part.  This Note constitutes the legal, valid and binding obligations of Note, enforceable in accordance with its terms, subject, however, to bankruptcy, insolvency and other similar laws affecting the enforcement of rights of creditors generally.

2.

Affirmative Covenants.  Company covenants that so long this Note is outstanding, unless consented to by Holder in writing otherwise:

(a)

Compliance with Law.  Company will, and will cause each of its subsidiaries (“Subsidiaries”) to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, environmental laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on Company and its Subsidiaries, taken as a whole.

(b)

Insurance.  Company will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

(c)

Payment of Taxes and Claims.  Company will, and will cause each Subsidiary to, file all income tax or similar tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a lien on properties or assets of Company or any Subsidiary, provided that neither Company nor any Subsidiary need pay any such tax or assessment or claims if the amount, applicability or validity thereof is contested by Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and Company or a Subsidiary has established adequate reserves therefor in accordance with generally accepted accounted principles, consistently applied) on the books of Company or such Subsidiary .

(d)

Corporate Existence, Etc.  Company will at all times preserve and keep in full force and effect its corporate existence. Company will at all times preserve and keep in full force and effect the corporate existence of each Subsidiary and all rights and franchises of Company and its Subsidiaries.

(e)

Protection of Collateral and Legal Proceedings.  Company shall, at its own expense, take any and all actions necessary to preserve, protect and defend the security interest in the Collateral and the perfection and priority thereof against all adverse claims, including appearing in and defending any and all actions and proceedings that purport to affect any of the foregoing.  Company shall promptly reimburse Holder for all sums, including costs, expenses and actual attorneys’ fees that Holder may pay or incur in defending, protecting or enforcing the security interest in the Collateral or the perfection or priority thereof, or in discharging any prior or subsequent lien or adverse claim against the Collateral or any part thereof, or by reason of becoming or being made a party to or intervening in any action or proceeding affecting the Collateral or the rights of Holder therein, all of which actions Company hereby agrees that Holder shall have the right to take in its discretion.

(f)

Collateral.  Company shall immediately notify Holder in writing upon becoming aware of the imposition of any lien on, or any loss of or damage to, any or all of the Collateral.

7.

Negative Covenants.  Company covenants that so long as this Note is, unless Holder consents in writing otherwise, that, except as contemplated by the Financing Agreement,:

(a)

Mergers, Consolidations, Etc.  Company will not, and will not permit any Subsidiary to, and cause such Subsidiary not to, consolidate with or merge with any other Person or convey, transfer, sell or lease all or substantially all of its assets in a single transaction or series of transactions to any Person.

(b)

Sale of Assets.  Company will not, and will not permit any Subsidiary to, and cause such Subsidiary not to, sell, lease, transfer or otherwise dispose of, including by way of merger (collectively a "Disposition"), any material assets of any Subsidiary or any of the shares of capital stock of any Subsidiary, in one or a series of transactions, to any Person, other than Dispositions of inventory and products sold by such Subsidiaries in the ordinary course of business.

(c)

Lien on Collateral.  Company will not create, incur, assume or suffer to exist any lien on the Collateral, other than liens created in favor of Holder, including, but not limited to, entering into, continuing or extending any contract or agreement in any way limiting, restricting or impeding the pledge or transfer of any of the Collateral; (b) sell, assign, transfer, exchange, lease, lend or dispose of (directly or indirectly, voluntarily, by operation of law or otherwise) or grant any option with respect to, any of the Collateral; (c) cause or allow anything to be done with might impair, or fail to do anything necessary or advisable in order to preserve, the value of the Collateral and Holder’s security interest therein; or (d) use or permit the use of the Collateral for illegal purposes.

(d)

Nature of Business.  Company will not, and will not permit any Subsidiary to, and cause such Subsidiary not to, engage in any business if, as a result, the general nature of the business in which Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which Company and its Subsidiaries, taken as a whole, are engaged on the date of this Agreement.

(e)

Distributions and Stock Repurchases.  Company will not, and will not permit any Subsidiary to, and cause such Subsidiary not to, redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of Company or any Subsidiary or any warrants, rights or options to purchase or acquire any such shares.  Company will not and will not permit any Subsidiary to make any distribution or dividend of cash or other property with respect to its capital stock.

(f)

Investments.  Company will not, and will not permit any Subsidiary to, and cause such Subsidiary not to, make any loan or advance to any Person or entity, or purchase or otherwise acquire any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any Person or entity, except direct obligations of the United States or any agency thereof, bonds, and certificates of deposit in commercial or savings banks of recognized standing.

(g)

Additional Subsidiary Capital.  Company shall not permit any of the Subsidiaries to issue to third parties any of its capital stock or options, warrants or other similar rights to acquire its capital stock.

8.

Events of Default. An “Event of Default” under this Note shall exist if any of the following conditions or events shall occur and be continuing:

(a)

Company defaults in the payment of the outstanding principal amount of this Note when the same becomes due and payable, whether at maturity or otherwise; or

(b)

Company defaults in the payment of any interest on this Note for more than ten (10) business days after the same becomes due and payable; or

(c)

Company defaults in the performance of or compliance with any material term contained in Section 6(a) through Section 6(f) and such default has not been cured for twenty (20) business days after Holder delivering written notice to Company of such default; or

(d)

Company defaults in the performance of or compliance with any material term, agreement or covenant contained in Section 7(a) through Section 7(g), herein, and such default is not remedied within twenty (20) business days after Holder delivering written notice to Company of such default; or

(e)

Any Default under the Financing Agreement (subject to the Cure Period as provided in Section 12 thereof)  occurs and continues; or

(f)

Company or any Subsidiary (i) admits in writing its inability to pay its debts as they become due, (ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

(g)

a court or governmental authority of competent jurisdiction enters an order appointing, without consent by Company or any material Subsidiary, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Company or any material Subsidiary, or any such petition shall be filed against Company or any material Subsidiary, and such order or petition shall not be dismissed within ninety (90) days.

9.

Remedies on Default, Etc.  Upon an Event of Default or a Default under the Financing Agreement, subject to the right of Company to Cure pursuant to Section 12 of the Financing Agreement, Holder shall have all of the remedies available to Holder as set forth in the Financing Agreement and such other remedies as are available to Holder under applicable law to enforce the rights of Holder, including without limitation, by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

10.

No Waivers or Election of Remedies, Attorneys’ Fees, Expenses, Etc.

(a)

No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by Holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

(b)

In the event of any litigation or other legal proceedings between the parties hereto arising by reason of any alleged breach of any covenant, provision or condition hereof, or otherwise arising out of this Agreement, the unsuccessful party shall pay to the prevailing party all reasonable attorneys’ fees and costs incurred by the prevailing party, in addition to any other relief to which the prevailing party may be entitled.

11.

Governing Law; Jurisdiction; Consent to Service; Waiver of Jury Trial.  This Note shall be governed by the provisions of Section 15 of the Financing Agreement.

12.

Successors and Assigns.  Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by Company without the prior written consent of Holder.  Subject to the foregoing, the rights and obligations of Company and Holder shall be binding upon and benefit the successors and assigns of the parties.

13.

Waiver and Amendment.  Any provision of this Note may be amended, waived or modified upon the written consent of Company and Holder.

14.

Notices. Any notice, request or other communication required or permitted hereunder shall be made as set forth in Section 18 of the Financing Agreement.

15.

Payment.  Payment shall be made in lawful tender of the United States.

16.

Usury.  Anything in this Note to the contrary notwithstanding, Company shall never be required to pay interest on this Note at a rate in excess of the Highest Lawful Rate (as hereinafter defined), and if the effective rate of interest which would otherwise be payable under this Note would exceed the Highest Lawful Rate, then (a) the amount of interest which would otherwise be payable under this Note shall be reduced to the maximum amount allowed under applicable law, and (b) any interest paid by Company in excess of the Highest Lawful Rate shall be credited to the principal of this Note.  It is further agreed that, without limitation of the foregoing, all calculations of the rate of interest contracted for, charged, or received by Holder under this Note that are made for the purpose of determining whether such rate exceeds the Highest Lawful Rate, shall be made to the extent permitted by applicable usury laws (now or hereafter enacted), by amortizing, prorating, and spreading in equal parts during the period of the full stated term of this Note all interest at any time contracted for, charged or received by Holder in connection herewith.  The “Highest Lawful Rate” shall mean the maximum rate of interest which Holder is permitted by the laws of the State of Delaware to contract for, charge, or receive.

17.

Replacement Note.  Upon receipt by Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to them; or (b) in the case of mutilation, upon surrender thereof; Company, at its expense, will execute and deliver in lieu thereof a new note executed in the same manner as this Note.

18.

Waiver; Presentment. Presentment for payment, demand, notice of dishonor, protest, notice of protest, stay of execution and all other defenses to payment generally and notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note are hereby waived by Company and its permitted successors and assigns.  Neither extension nor indulgence granted from time to time shall be construed as a novation of this Note or as a waiver of the rights of Holder herein.  The liability of Company shall be unconditional, without regard to the liability of any other party, and shall not be in any manner affected by any forbearance, partial action or delay on the part of Holder in regard to the exercise of any right, power or remedy under this Note.

19.

Section Headings.  The headings of Sections shall not be taken into account in interpreting the terms of this Note.